ANALYST PRESENTATION February 7, 2017 Paul B. Murphy, Jr. Chairman and CEO Investor Presentation November 2018 Exhibit 99.1

Disclaimers This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect our current views with respect to, among other things, future events and our results of operations, financial condition and financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Such factors include, without limitation, the “Risk Factors” referenced in our Registration Statement on Form S-3 filed with the Securities and Exchange Commission (the “SEC”) on May 21, 2018, and our Registration Statement on Form S-4 filed with the SEC on July 20, 2018, other risks and uncertainties listed from time to time in our reports and documents filed with the SEC, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, and the following factors: business and economic conditions generally and in the financial services industry, nationally and within our current and future geographic market areas; economic, market, operational, liquidity, credit and interest rate risks associated with our business; lack of seasoning in our loan portfolio; deteriorating asset quality and higher loan charge-offs; the laws and regulations applicable to our business; our ability to achieve organic loan and deposit growth and the composition of such growth; increased competition in the financial services industry, nationally, regionally or locally; our ability to maintain our historical earnings trends; our ability to raise additional capital to implement our business plan; material weaknesses in our internal control over financial reporting; systems failures or interruptions involving our information technology and telecommunications systems or third-party servicers; the composition of our management team and our ability to attract and retain key personnel; the fiscal position of the U.S. federal government and the soundness of other financial institutions; the composition of our loan portfolio, including the identify of our borrowers and the concentration of loans in energy-related industries and in our specialized industries; the portion of our loan portfolio that is comprised of participations and shared national credits; the amount of nonperforming and classified assets we hold; the occurrence of any event, change or other circumstances that could give rise to the right of Cadence or State Bank to terminate the definitive merger agreement between Cadence and State Bank; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction) or to satisfy any of the other conditions to the transaction on a timely basis or at all; the possibility that the anticipated benefits of the merger with State Bank are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Cadence and State Bank do business; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction. Cadence can give no assurance that any goal or plan or expectation set forth in forward-looking statements can be achieved and readers are cautioned not to place undue reliance on such statements. The forward-looking statements are made as of the date of this communication, and Cadence does not intend, and assumes no obligation, to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. Certain of the financial measures and ratios we present, including “efficiency ratio,” “adjusted efficiency ratio,” “adjusted noninterest expenses,” “adjusted operating revenue,” “tangible common equity ratio,” “tangible book value per share,” “return on average tangible common equity,” “adjusted return on average tangible common equity,” “adjusted return on average assets,” “adjusted diluted earnings per share” and “pre-tax, pre-provision net earnings,” are supplemental measures that are not required by, or are not presented in accordance with, U.S. generally accepted accounting principles (“GAAP”). We refer to these financial measures and ratios as “non-GAAP financial measures.” We consider the use of select non-GAAP financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding certain expenditures or assets that we believe are not indicative of our primary business operating results or by presenting certain metrics on a fully taxable equivalent basis. We believe that management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, analyzing and comparing past, present and future periods. These non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP and you should not rely on non-GAAP financial measures alone as measures of our performance. The non-GAAP financial measures we present may differ from non-GAAP financial measures used by our peers or other companies. We compensate for these limitations by providing the equivalent GAAP measures whenever we present the non-GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non-GAAP financial measure so that both measures and the individual components may be considered when analyzing our performance. A reconciliation of non-GAAP financial measures to the comparable GAAP financial measures is included in the Appendix.

Historical Financial Performance 44% 62% 74% 17% 26% 74% 80% 84% 20% 16% 92% 8% 96% 4% (1) Considered a non-GAAP financial measure. Net Interest Margin (%) 4.96% 4.06% 3.29% 3.30% 3.57% CAGR: 14% CAGR: 14% CAGR: 31% Average Change: 6% CAGR: (2)% CAGR: 8%

Adjusted Net Income Key Profitability Metrics – Adjusted(1) Adjusted Earnings Per Share Adjusted Return on Tangible Equity $ in millions, unless otherwise indicated Adjusted Return on Assets (1) “Adjusted” figures are considered non-GAAP financial measures. See “Non-GAAP Measures and Ratio Reconciliation” in the appendix.

Financial Highlights $ in millions, except per share and unless otherwise indicated (1) Favorable (Unfavorable) comparison versus prior period. YoY represents 9/30/18 vs. 9/30/17. QoQ represents 9/30/18 vs. 6/30/18. (2) Considered a non-GAAP financial measure. See “Non-GAAP Measures and Ratio Reconciliation” in the appendix. (3) Annualized for the three month periods.

Executive Management Team – Proven & Experienced

Management

Name	Title	Age	Years of Experience	Previous Experience
 Paul B. Murphy, Jr.	Chairman and Chief Executive Officer	59	38	▪ Co-Founder and former CEO of Amegy bank – Grew Amegy Bank from 1 location / $50mm in assets in 1990 to 85 locations / $11bn in assets by 2010 – Generated a 36x return and 16 year IRR of 25%+ for initial investors when sold to Zions in 2005 ▪ Spent 9 years at Allied Bank of Texas/First Interstate
 Samuel M. Tortorici	President	53	31	▪ CEO of Regions Bank C&I business – Oversaw ~$40bn of loan commitments and deposits generating over $1bn in revenue. Led 500 bankers across 16 states – Over 12 years In the Atlanta market, integrated one whole bank acquisition and grew business services, wealth, retail and specialized industries
 Valerie C. Toalson	Executive Vice President, Chief Financial Officer	53	31	▪ CFO of BankAtlantic Bancorp (7 years) ▪ 13 years at Bank of Oklahoma in various senior roles including Controller, Credit Services and Chief Auditor ▪ Financial Services Audit Manager at Price Waterhouse
 Hank Holmes	Executive Vice President, Business Services	47	25	▪ President of Cadence Bank ▪ Former Director of Special Assets, Private Banking and Commercial Real Estate divisions at Amegy Bank of Texas ▪ Spent 18 years at Amegy; 10 years on Executive Management Team
 Randy Schultz	Executive Vice President, Specialized Industries	60	35	▪ Founder and managing director of Regions Bank's Restaurant Banking Group (RRB) ▪ Managing Director of Bank of America's Restaurant and Beverage Finance Group (RBFG) – Grew portfolio from $300mm in assets to over $7bn

6

Cadence Bank, N.A. Member FDIC

Veteran Board of Directors – Active & Engaged Board of Directors Name Title Age Experience Paul B. Murphy, Jr. Chairman / CEO 59 CEO of Cadence Bancorporation Co-Founder and former CEO of Amegy bank William B. Harrison, Jr. Director 75 Former Chairman/CEO J.P. Morgan Chase, Chase Manhattan, Chemical Bank Member of the J.P. Morgan International Council, Advisory Board member of the Aurora Capital Group, the Advisory Board of Chilton Investment Company, and the Advisory Board of Spencer Stuart Robert K. Steel Director 67 CEO Perella Weinberg Former NYC Deputy Mayor, CEO of Wachovia, US Treasury Under Secretary, Goldman Sachs Vice-Chairman and Head of Equities in Europe Scott M. Stuart Director 59 Co-founder and managing partner of Sageview Capital Former Partner and part of investment committee at KKR Former investment banker in the M&A group at Lehman Brothers J. Richard Fredericks Director 73 Founding Partner and Managing Director at Main Management Previous U.S. Ambassador to Switzerland and Liechtenstein Montgomery Securities, Shuman, Agnew & Company, Dean Witter 17 time All American bank analyst at Montgomery Securities Marc J. Shapiro Director 71 Former non-executive Chairman and former Vice Chairman for Finance and Risk Management of J.P. Morgan Chase Former CEO Texas Commerce Bank Stanley D. Levy Advisory Director 55 COO of the Morgan Group Former Managing Director in J.P. Morgan Chase’s Real Estate and Lodging Investment Banking Group

A Franchise Evolved

FORMATION

2009
Community Bancorp, LLC (n/k/a Cadence Bancorp, LLC)
- Board of Directors and management team formed
- Intent to buy/recap distressed banks in need of capital and management

October 2010
Fund Closing
- $1bn committed capital raise
- Patient, long-term investors consisting largely of university endowments and pension funds

March 2011
CADENCE
Cadence Bank, N.A.
- Starkville, MS-based
- $1.5bn in assets
- 38 branches
- 126-yr history

April 2011
SUPERIOR BANK
Superior Bank, N.A.
- Birmingham, AL-based
- $2.6bn in assets
- 73 branches
- 54-yr history
- FDIC Loss Share Agreement

July 2012
ENCOREBANK
Encore Bank, N.A.
- Houston, TX-based
- $1.6bn in assets
- 12 branches
- Linscomb & Williams
- Encore Trust
- Town & Country Insurance

May 2014
- Investment Grade Rating
- Kroll Bond Rating Agency

June 2014
- $245mm debt issuance

CADE LISTED NYSE

April 2017
- $173mm Initial Public Offering

January 2016
- Terminated Superior Bank loss share agreement

March 2015
- $50mm debt issuance

May 2018
STATE BANK Financial Corporation
- Announced acquisition
- Atlanta, GA-based
- $4.9bn in assets
- 32 branches

February 2018
- $230mm Follow-on offering by LLC

November 2017
- $240mm Follow-on Offering by LLC

May 2018
- $580mm Follow-on offering by LLC

July 2018
- $355mm Follow-on offering by LLC

September 2018
- $333mm Follow-on offering and final share distribution by LLC

2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Capital Raise		M&A / Recruit Talent		Growth & Operating Leverage					



- Cadence Branch (66)
- State Bank Branch (32)
- Cadence LPO / Trust Office

CADENCE BANK

September 2011
- Added a 16 person C&I team in Houston

December 2011
- Added a 6 person Specialized Industries lending team including Healthcare and Restaurant

August 2012
Tampa
- Commercial Banking
- Business Banking
- Treasury Management

($ in millions)	2013	2014	2015	2016	2017	CAGR
Assets	$6,453	$7,945	$8,812	$9,531	$10,949	14.1 %
Loans	$4,859	$6,193	$6,917	$7,433	$8,253	14.2 %
Acquired	$1,466	$1,073	$730	$554	$458	(25.2)%
Originated	$3,394	$5,120	$6,186	$6,879	$7,795	23.1 %
Deposits	$5,347	$6,580	$6,987	$8,017	$9,011	13.9 %
Branches	99	81	66	66	65	(10.0)%
FTEs	1,373	1,344	1,218	1,193	1,205	(3.2)%

8
Cadence Bank, N.A. Member FDIC

Straightforward Business Model Markets People Mission, Values and Vision Our Vision … To be one of the top performing banks in the nation. Our Core Values … Do Right: Do right by others. Your customers, your colleagues and yourself. Own It: Own your actions. Be as accountable for what works as what doesn't. Doers are those who try new approaches. And every step forward eventually becomes the path for others to follow. Embrace We: Nothing is more powerful than what comes from bringing together a diverse group of passionate professionals committed to their colleagues, customers and community. Fresh Thinking Welcome Here: Achieving our vision depends on each of us challenging convention to find new and better ways to do the things that will separate us from our competition and best serve our clients. We must be willing to lead in order to create meaningful solutions for our clients. The Cadence Difference To deliver a better banking experience for every client. Our Mission … We will design for them. Respond to them. And learn from them. We will ignite our talented team to relentlessly pursue the most innovative products and best services and practices in all we do. We will utilize technology to deliver timely and superior solutions for our customers. We will be a bank our customers will be proud of. We will be the bank to get it right. It Matters Who You Choose to be Your Banker

Commentary $ in billions Markets with large, growing populations Texas is the 2nd largest economy among U.S. states and 10th largest global economy Texas has an attractive infrastructure supported by job growth, active business climate, strong trade and foreign investment Birmingham, Tampa and Huntsville are established and stable Southeast markets Southeast markets provide steady growth and high quality funding to complement our Texas franchise Source: U.S. Census data from Nielsen, Bureau of Labor Statistics and SNL Financial; Deposit market share data as of June 30, 2018. Note: Cadence aggregate demographic data shown based on a deposit-weighted average of Cadence’s top 5 MSAs. (1) Projection period is January 2018 to January 2023 (compound annual growth rate “CAGR”). (2) 5-year GDP CAGR is as of September 27, 2016. 5-Year Historical GDP CAGR² Attractive Markets – Diverse and Complementary Review of Largest MSAs MSA Deposits # of Branches Mkt. Share % of Franchise Population (mm) Deposits in Market Houston $ 4.1 11 1.7% 43.0% 7.1 $ 239.0 Birmingham 1.9 10 5.2 20.5 1.2 37.7 Tampa 0.8 8 1.3 8.8 3.2 65.3 Huntsville 0.4 4 4.7 3.9 0.5 8.0 Sarasota 0.4 3 1.7 3.8 0.8 20.9 Other Markets 1.9 30 –. 20.0 –. 98.5 Total $ 9.5 66 –. % 100.0% –. $ 469.4 5-Year Projected Population CAGR¹

Houston's Attractive Growth Outlook

$ in millions

Diversified Economy

- 4th largest MSA by population in the U.S. with 6.9mm residents
- Fastest growing metropolitan area, by population, among the top 25 largest metropolitan areas in the U.S.
- One of the youngest populations among large MSAs
- If Houston was a country, it would be the 23rd largest country in the world (~$500bn of GDP)
- Houston has more jobs than 36 states in the U.S.
- 3rd lowest cost of living amongst top 20 MSAs
- 4th most Fortune 500 headquarters with 20; 41 Fortune 1,000 headquarters
- Largest port system in the U.S., large and growing medical center, technology hub, energy epicenter and petrochemical production

Houston Population Growth (000s)



US '12-'17: 0.8 %
TX '12-'17: 1.7 %
CAGR = 2.3 %
6,125
6,224
6,353
6,468
6,677
6,866
2012
2013
2014
2015
2016
2017

Growing Non-Energy Jobs (000s)



Non-Energy CAGR Since 2013: 2.1 %
Mining & logging +50% of Manufact. CAGR since 2013: (3.7)%
CAGR = 1.6 %
2,888
2,993
3,017
3,036
3,082
234
245
214
197
201
2,654
2,748
2,804
2,839
2,881
2013
2014
2015
2016
2017
Mining & Logging + 50% Manufacturing
Non-Energy Jobs

Houston Total Job Growth



U.S. '12-'17: 1.8%
Houston '12-'17: 2.4%
Millions of Jobs
3.0
2.0
1.0
2mm jobs added over last 40 years (~50K per Year)
1977
1982
1987
1992
1997
2002
2007
2012
2017

The Houston Market Provides Size, Scale and Diversity

Source: U.S. Department of Labor, U.S. Census data from Claritas, BEA, Greater Houston Partnership, U.S. Department of Commerce and Forbes.
Note: Historical U.S. and Texas growth rates shown as CAGRs.

Cadence Bank, N.A. Member FDIC

11

Proven Business Model & Long-Term Client Relationships Banking Financial Services (1) Excludes corporate overhead segment and excludes Cadence Insurance which was sold to Baldwin Krystyn Sherman Partners in June 2018. Segment Revenue Contribution¹ Banking Business Line Revenue Contribution Product Offering Commercial Banking Corporate and middle market commercial and industrial Specialized industries (restaurant, healthcare, technology) Energy Community and business banking Commercial real estate Retail Banking Business banking (serves 16,000 businesses) Mortgage and other consumer (serves 65,000 households) Private Banking Investment Management Focus on the affluent and high net worth segments Linscomb & Williams – 45 year history Approximately $3.5bn of assets under management Trust Services Personal and institutional trust services Specialty in court-created trusts Portfolio managers average 25 years of experience Approximately $2.0bn of assets under administration Focused on delivering high-touch, personalized service across our franchise; Over 130 relationship managers with an average of 20 years of experience 3Q18 Banking Segment Revenue : $ 116.7mm 3Q18 Total Revenue1 : $ 126.4mm

Highlights Robust Loan Growth $ in millions, unless otherwise indicated Loan Growth Loans grew $1.4 billion or 18% to $9.5 billion from the year ago period. Increases in loans reflect continued demand primarily in our specialized, general C&I and residential portfolios. Cadence continues to be commercial-focused, reflecting 75% of total loans. Organic loan production and pipelines remain attractive with strong commercial customer activity. (1) Period End Financials. (2) Figures do not equal 100% due to rounding. (3) Favorable (Unfavorable) comparison versus prior period. YoY represents 9/30/18 vs. 9/30/17. QoQ represents 9/30/18 vs. 6/30/18. 3Q18 Loan Breakdown and Historical Comparison

Solid Credit Quality $ in millions, unless otherwise indicated Nonperforming Assets(1) Highlights Net Charge Offs (1) NPA% represents total nonperforming assets (NPAs) to total loans and OREO and other NPAs Net-charge offs of $3.1 million in 3Q18 or 13 bps of average loans, on an annualized basis, primarily due to one seasoned energy credit that has been in active resolution and was previously reserved for the full amount of the charge off. Year-to-date 2018 annualized net-charge offs were 9 bps. Total nonperforming assets decreased $59 million from prior year and increased $6 million during 3Q18 to $63 million. The NPA%(1) was 0.7% compared to 1.5% in 3Q17 and 0.6% in 2Q18. Originated portfolio delinquency (30+ days past due) of 17 bps compared to 33 bps in 2Q18 due to lower consumer delinquencies as well as continued resolutions in the energy sector. Bank’s provision recapture in 3Q18 of $1.4 million was driven by improvement in the energy environment, as well as refinement of portfolio loss rates amid an overall stable credit backdrop. The allowance for credit losses was $86.2 million or 0.9% of total loans at 3Q18.

Highlights Targeted Core Deposit(2) Growth $ in millions, unless otherwise indicated Deposit Growth 3Q18 Deposit Breakdown and Comparison Core Deposit(2) growth remains a top strategic focus, increasing $1.2 billion or 15% from prior year and $252 million or 3% from linked quarter, driven by continued success in expanding commercial deposit relationships and treasury management services. Noninterest bearing deposits as a percent of total deposits were 21.9%, compared to 24.4% at September 30, 2017 and 22.9% at June 30, 2018. (1) Favorable (Unfavorable) comparison versus prior period. YoY represents 9/30/18 vs. 9/30/17. QoQ represents 9/30/18 vs. 6/30/18. (2) Core deposits are defined as total deposits excluding brokered deposits (3) Figures may not total due to rounding Deposit Composition (9/30/18)

Net Interest Margin $ in millions, unless otherwise indicated Highlights Net interest margin (tax equivalent) was 3.58% compared to 3.66% for 2Q18, impacted by the LIBOR spread to IOER (Interest on Excess Reserves) contracting in the third quarter of 2018 and lower securities yields. NIM excluding recovery accretion declined 7bp from 2Q18 and increased 7bp from 3Q17. Originated loan yields in 3Q18 were 5.08%, +4bp from prior quarter and +67bp from year ago period. Total cost of deposits was 1.15% for 3Q18 vs. 0.98% for the linked quarter, reflecting the six-month cumulative lag effect of the March, June and September Fed funds rate increases, consistent with our forecasted 55% total deposit beta. Inherent asset sensitivity with over 71% of portfolio floating rate loans, of which 77% is tied to one-month LIBOR, partially offset by over $1.0 billion in rate hedges, with $382 million maturing on 12/17/18 and $300 million on 12/31/19. NIM, Yields & Costs (1) Figures may not total due to rounding Net Interest Margin (TE) Rollforward(1)

Interest Rate Sensitivity – Positively Positioned $ in millions, unless otherwise indicated Highlights Asset sensitive balance sheet with a projected 6.0% increase in net interest income in +100bp scenario and up 12.0% in +200bp(1). The originated loan beta (including acquired non-credit impaired loans) was 83% cycle-to-date(2) demonstrating the interest-sensitivity of the loan portfolio. The 3Q18 originated loan beta of 31% was impacted by timing of variable loan reset dates and loan mix. The cycle-to-date(2) total deposit beta is 43% and we are currently forecasting 55% total deposit beta over the long-term in our internal Asset/Liability modeling. Total deposit beta was 80% in 3Q18, down 6bps from 86% in prior quarter. The consecutive increases in the Fed Funds rate continues to impact the quarterly deposit beta on a lag basis. Loan Betas are calculated by dividing the change in loan yields by change in the average 1-month LIBOR, and Deposit Betas are calculated by dividing the change in deposit costs by change in the average Fed Target rate, which reflects the bank’s balance sheet positioning. (1) Based on September 30, 2018 interest rate sensitivity modeling of instantaneous rate shock over 1-12 months. (2) Cycle-to-date reflects changes since 4Q15 and incorporates the eight (8) increases in the Fed Funds rate and one-month Libor since December 16, 2015. Cumulative Betas (Cycle-to-date) Quarterly Betas

Highlights Attractive Noninterest Income Platform Total Noninterest Income Composition(1)(2) Total Noninterest Income Growth $ in millions, unless otherwise indicated 3Q18 Total Noninterest Income: $ 24mm Total noninterest income of $24.0 million is down from $24.7 million linked quarter and $27.1 million a year ago, primarily due to the sale of Cadence Insurance during 2Q18. 3Q18 linked quarter also impacted by a $0.8 million decrease in interchange fees limited by the Durbin Amendment. The third quarter of 2018 is the first quarter in which the Durbin Amendment applied to the Company’s interchange fees. Assets Under Management(3) (1) Figures may not total due to rounding. (2) Cadence Insurance was sold to Baldwin Krystyn Sherman Partners in June 2018. (3) Total Assets Under Management adjusted to exclude Escrow, Safekeeping & QSF. Total Noninterest Income / Total Revenue 25.0% 22.6% 21.5% 20.6% 19.6%

Adjusted Operating Revenue(1) Revenue Growth & Expense Management Adjusted Noninterest Expense(1) Highlights $ in millions, unless otherwise indicated Pre-tax, Pre-Provision Net Earnings(1) +18% from 3Q17 and +6% from 2Q18 due to strong revenue and managed expenses. 3Q18 adjusted operating revenue(1) compared to year ago period increased $14.9 million or 14% while adjusted noninterest expenses(1) increased $2.5 million or 4%. 3Q18 adjusted noninterest expense(1) excludes approximately $2.2 million in non-routine costs from the final LLC secondary offerings and State Bank merger related expenses. Adjusted Efficiency Ratio(1) (1) Considered a non-GAAP financial measure. See “Non-GAAP Measures and Ratio Reconciliation” in the appendix.

Consistent Growth and Outperformance Since IPO 44% 62% 74% 17% 26% 74% 80% 84% 20% 16% 92% 8% 96% 4% (1) Considered a non-GAAP financial measure. See “Non-GAAP Measures and Ratio Reconciliation” in the appendix.

Operating Leverage and Attractive Returns The Cadence Value Proposition Attractive Markets 1 Scalable Infrastructure 2 Quality Loan Growth 3 Proven Expense Discipline 4 Motivated and Focused Leadership 5

Enhancing A Compelling Growth Story

Strategic & Financial Rationale

Key Themes	▪ Combines two strong and growing institutions built on a common vision with similar values ▪ Brings together seasoned bank operators with talented, motivated workforces, and compatible corporate cultures
Strategic Rationale	▪ Creates leading regional banking franchise – scale, growth, asset sensitive profile ▪ Bolsters lending presence with full service banking in highly attractive Atlanta market ▪ Enhances commercial lending expertise with complementary product sets ▪ Brings attractive low beta deposit franchise with liquidity and capital to support growth
Financially Attractive[1]	▪ Projected EPS accretion of ~6% in 2019 and ~7% in 2020 ▪ Manageable tangible book value per share dilution (4%) with earnback of less than 3 years ▪ Enhances ROATCE by ~150bps ▪ Internal rate of return in excess of 20% ▪ Stronger capital ratios
Lower Risk Transaction	▪ Significant M&A experience with successful integrations by both Boards and management teams ▪ High level of management continuity and buy-in throughout the combined organization ▪ Proven, strong credit risk management practices at both institutions ▪ Comprehensive due diligence completed

[1] *Source: Cadence Bancorporation merger announcement on May 13, 2018.*

23

Cadence Bank, N.A. Member FDIC

$17 billion of pro forma total assets $13 billion of pro forma total loans $14 billion of pro forma total deposits Leading Regional Banking Franchise Cadence Top 5 Pro Forma MSAs Pro Forma Branch Footprint Source: SNL Financial and Company reports. FDIC deposit data pro forma as of June 30, 2018. 6th largest BHC headquartered in Texas 4th largest non-CCAR bank in Georgia 6th largest non-CCAR bank in Atlanta Strengthens CADE’s leadership position through logical, contiguous extension to Georgia Enhances growth-centric profile with key metro-market additions in Atlanta, Augusta, and Greater Savannah Quality, stable low-cost deposit funding added in Macon (#1 MSA rank) and Warner Robins (#2 MSA rank) MSA Branches Rank Deposits ($mm) Market Share Houston, TX 11 9 $ 4,081 1.7 % Atlanta, GA 7 13 1,933 1.2 Birmingham, AL 10 5 1,946 5.2 Macon, GA 8 1 1,209 32.0 Tampa, FL 8 15 836 1.3 Cadence Branch (66) State Bank Branch (33) Cadence LPO / Trust Office

Atlanta’s Attractive Growth Outlook Source: Metro Atlanta Chamber, Fortune, KPMG, Site Selection and Area Development. Note: 5-Year CAGRs based on most recently available information. Atlanta MSA is home to 5.9mm people and more than 220K businesses Atlanta is one of the fastest growing MSAs in the U.S. and has the 10th largest economy in the U.S. as measured by Gross Metro Product (GMP) There are more Fortune 500 companies headquartered in Atlanta than Dallas and Nashville combined Atlanta is the 6th largest U.S. industrial real estate market Atlanta has the lowest relative cost of doing business among the nation’s 10 largest metro areas Atlanta Market Provides Avenue for Significant Growth and Business Development Diversified Economy Atlanta Population Growth (000s) Healthy Labor Market (000s) Selected 5-Year CAGRs Fortune 500 US ’12-’17 CAGR: 0.8%

Enhanced Commercial-Focused Lender

- Complementary business mix focused on commercial lending with specialized industry expertise
- Diversifies concentrations across industry and geography
- Broadens products set and introduces new services to better meet customer needs across combined bank
- Ability to pursue larger clients as a $16+bn asset institution
- Opportunity to improve fee income by leveraging CADE's investment advisory, trust, treasury management expertise, and derivatives capabilities together with STBZ's payroll and small business lending operations

Complementary, Expanded Product Set

	CADE	STBZ	Combined
Commercial & Industrial	✓	✓	✓
Specialized Industries[1]	✓		✓
Energy Lending	✓		✓
Asset-Based Lending		✓	✓
Homebuilder Finance		✓	✓
SBA Lending		✓	✓
Correspondent Banking		✓	✓
Commercial Real Estate	✓	✓	✓
Private Banking	✓		✓
Retail Banking	✓	✓	✓
Mortgage Banking	✓	✓	✓
Treasury Management	✓	✓	✓
Investment Mgmt. / Trust	✓		✓
Insurance Services	✓	✓	✓
Payroll Services		✓	✓

CADE – 3Q18

51% TX


SBL
3%
Other
1%
Resi.
22%
General C&I
34%
CRE
13%
Energy
11%
Healthcare
5%
Restaurant
12%

Total Loans = $9.5bn
Yield on Loans[2] = 5.08%

STBZ – 3Q18

61% GA


Other
3%
Resi.
9%
General C&I
42%
CRE
47%

Total Loans = $3.6bn
Yield on Loans[2] = 5.85%

Combined – 3Q18

37% TX

20% GA


SBL
2%
Other
1%
Resi.
18%
General C&I
36%
CRE
22%
Energy
8%
Healthcare
4%
Restaurant
8%

Total Loans = $13.1bn
Yield on Loans[2] = 5.36%

26

Source: Company filings and SNL Financial
[1] *Includes restaurant, healthcare, and technology banking.*
[2] *Yield excludes purchased credit impaired loans.*

Cadence Bank, N.A. Member FDIC

Attractive Funding Profile CADE – 3Q18 STBZ – 3Q18 Combined – 3Q18 High quality deposit franchise with 40bps lower cost of deposits Lowers Cadence’s cost of deposits to ~1.0% Provides liquidity to continue to fund industry-leading loan growth Decreases Cadence’s loans / deposits ratio (ex-brokered) by nearly 300bps Diversifies deposit footprint into desirable Georgia markets Potential for additional deposit gathering with enhanced treasury management offering, internet banking, and correspondent relationships Cumulative Deposit Beta¹ Source: Company data and SNL Financial 1 Cumulative deposit beta from 4Q15 to 1Q18. 2 Deposit market share data as of June 30, 2018. Deposits by Geography²

Cadence Bancorporation 3Q18 At Close Basel III Cap. Levels2 CET1 10.4% 11.2% 7.0 % Tier 1 10.7% 11.2% 8.5 % Total RBC 12.4% 12.7% 10.5 % Leverage 10.7% 11.0% -% Estimated Pro Forma Financial Impact Accelerates Financial Performance Returns Source: Cadence Bancorporation merger announcement on May 13, 2018, Company filings, Thomson Reuters, and SNL Financial. 1 Based on CADE and STBZ IBES median EPS estimates in 2018 and 2019. 2020 derived using long-term EPS growth of 9% for CADE and 9% for STBZ net of excess purchase accounting accretion. 2 Reflects the PCA minimum capital requirements including the full phase-in of the 2.5% Capital Conservation Buffer in 2019. Tangible Book Value Per Share EPS Accretion¹ Per Share $ 0.12 $ 0.16 $ 0.18 $ 0.21 ~4 % TBVPS dilution at close ~$0.54 per share dilution at close Fully accounts for one-time deal costs < 3 years earnback using the crossover method +150bps vs. Standalone GAAP Cash Capital 2013 – 2017 CAGR 1Q18 YOY ∆ Expected Transaction Impact Loans 14% 14 % Positive Momentum Deposits 14 15 PTPP Net Earnings 31 22 Efficiency Ratio (25)pp 5-yr ∆ 2pp ROATCE 10.9% 5-yr Avg. 15.5%

Supplementary Information

Specialized Industries: Restaurant Banking

$ in millions, unless otherwise indicated

CBRG Portfolio Overview[1]

- Approximately $1.1 billion of CBRG loans with an average loan size of ~$14 million as of 9/30/18
- As of 9/30/18, two thirds franchisee clients and one third franchisors-operating companies
- Solid credit results and active portfolio management:
  - Since inception, only ~$400k charge-offs (strategic exit)
  - 75% limited service and 25% full service restaurants
  - Diversified exposure across 42 concepts and multiple geographies

Total Restaurant Industry Loans[1]



$980
$1,036
$1,079
$1,073
$1,102
3Q17
4Q17
1Q18
2Q18
3Q18

CBRG Concept Exposure Mix



3%
3%
3%
3%
2%
2%
2%
2%
2%
2%
2%
1%
4%
4%
6%
7%
8%
10%
14%
1% or less

CBRG Sector Concentration



66%
15%
8%
10%
1%
Quick Service (QSR)
Casual
Fast Casual
Family
Other

30

(1) Total Restaurant Industry Loans for Cadence Bancorporation, as reported in our publicly filed financial statements, are based on NAICS codes and include certain loans originated outside of the Cadence Bank Restaurant Group (CBRG). Other figures are for CBRG only.

Cadence Bank, N.A. Member FDIC

CBHBG Portfolio Overview1 Specialized Industries: Healthcare Banking $ in millions, unless otherwise indicated Total Healthcare Industry Loans1 Approximately $600 million in Healthcare Banking Group (CBHBG) funded loans, $827 million in total committed balances, and 47 clients as of 9/30/18 Granular portfolio with average funded loans of approximately $12.8 million by client Approximately 90% of clients are based in or have significant operations in Texas and the Southeastern United States Highly selective client acquisition strategy focused on: Strong and experienced management teams Appropriate healthcare sector selection Client partners (management and private equity) looking to use moderate leverage Significant equity and junior capital in client capital stack (Typical capital structure has equity as a minimum of 40-50% of total capital). Well-diversified by sector: The REIT sector includes clients with portfolio diversification at the client level Additional diversification within the sectors. For example, Post-acute includes Home Health, Hospice and Nursing. (1) Total Healthcare Industry Loans for Cadence Bancorporation, as reported in our publicly filed financial statements, are based on NAICS codes, excluding non-owner occupied CRE, and include certain loans originated outside of the Cadence Bank Healthcare Group (CBHBG). Other figures are for CBHBG only, which include certain healthcare related loans categorized as non-owner occupied CRE in our financial statements, and are therefore not included in the above Healthcare Industry NAICS figures. CBHBG Sector Concentration1

CBTBG Portfolio Overview(1) Specialized Industries: Technology Banking $ in millions, unless otherwise indicated Total Technology Industry Loans1 Over $500 million in Technology Banking Group (CBTBG) commitments with 29 clients as of 9/30/18 Disciplined relationship and credit strategy Top tier investors provide well-capitalized support Management teams focused on developed business models with products and services Emphasis on recognized value in the market, evidencing sustainable organic growth, and scalability Well-diversified sector investment in ~20 sub-verticals (1) Total Technology Industry Loans for Cadence Bancorporation, as reported in our publicly filed financial statements, are based on NAICS codes and include certain loans originated outside of the Cadence Bank Technology Banking Group (TBG). Other figures above reflect only loans originated by TBG. CBTBG Sector Concentration CBTBG Vertical Concentration1

Portfolio Overview Energy Portfolio $ in millions, unless otherwise indicated Total Energy Industry Loans Our team of relationship managers with an average 15 years of experience has significant industry and customer expertise Conservative sector level (E&P, Midstream, Services) underwriting guidelines, active portfolio monitoring, and ongoing stress testing Stable credit portfolio due to active resolutions and improvement in overall energy sector environment ~59% of energy loans consist of Midstream, with zero charge-offs since inception Portfolio Mix (9/30/18) Portfolio Trends (Last 5 years) Energy Loans / Total Loans 16.3% 17.6% 15.4% 12.6% 11.3 % Energy NPLs / Energy Loans 0.3% 0.6% 4.5% 12.1% 4.6%

Allowance for Credit Losses Rollforward $ in thousands Note: Figures may not total due to rounding.

Summary Balance Sheet – Period End $ in millions Note: Figures may not total due to rounding.

Summary Income Statement - Quarterly $ in millions (1) Considered a non-GAAP financial measure. See “Non-GAAP Measures and Ratio Reconciliation” in the appendix. Note: Figures may not total due to rounding.

Non-GAAP Measures and Ratio Reconciliation $ in millions (1) Other non-routine expenses for 2Q18 were $1.1 million and included expenses related to the sale of the assets of our insurance company. This compares to $2.3 million and $2.0 million for 1Q18 and 4Q17, respectively, each representing legal costs associated with litigation related to a pre-acquisition matter of a legacy acquired bank that has been resolved. Note: Figures may not total due to rounding.

Non-GAAP Measures and Ratio Reconciliation, continued Note: Figures may not total due to rounding. $ in millions, unless otherwise indicated

Non-GAAP Measures and Ratio Reconciliation, continued $ in thousands, unless otherwise indicated (1) Annualized. (2) Other non-routine expenses for 2Q18 were $1.1 million and included expenses related to the sale of the assets of our insurance company. This compares to $2.3 million and $2.0 million for 1Q18 and 4Q17, respectively, each representing legal costs associated with litigation related to a pre-acquisition matter of a legacy acquired bank that has been resolved. Note: Figures may not total due to rounding.